SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AIR PRODUCTS AND CHEMICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
AIR PRODUCTS AND CHEMICALS, INC.	Meeting Type: Annual
For holders as of: November 30, 2009
Date: January 28, 2010 Time: 2:00 PM LOCAL
	Location:	HEADQUARTERS
7201 HAMILTON BLVD.
ALLENTOWN, PA 18195
Admission Ticket

You are receiving this communication because you hold shares in the above named company.
AIR PRODUCTS AND CHEMICALS, INC. 7201 HAMILTON BLVD. ALLENTOWN, PA 18195-1501

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT             10K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 14, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following:
1. ELECTION OF DIRECTORS: To elect the nominees listed below as directors for three-year terms:
Nominees:
01) William L. Davis III
02) W. Douglas Ford
03) Evert Henkes
04) Margaret G. McGlynn
2. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. Ratification of appointment of KPMG LLP, as independent registered public accountants for fiscal year 2010.
3. Approval of the Long-Term Incentive Plan. Approve amendments to the Long-Term Incentive Plan.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

From:	SPECIMEN [id@ProxyVote.com]
Sent:	Friday, December 04, 2009 11:47 AM
To:	Butler, Laurie x51637
Subject:	#AIRPROD09# AIR PRODUCTS AND CHEMICALS, INC. Annual Meeting % P86726_0_012345678901_0000001%

EXERCISE YOUR RIGHT TO VOTE

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

2010 AIR PRODUCTS AND CHEMICALS, INC. Annual Meeting of Shareholders

MEETING DATE: January 28, 2010

RECORD DATE: November 30, 2009

You received this e-mail because you have expressly consented to receive AIR PRODUCTS AND CHEMICALS, INC. communications and vote by proxy via the internet.

IT IS VERY IMPORTANT THAT YOU VOTE.

HOW TO VOTE YOUR SHARES

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

To this site, you will need your four digit PIN, which is the four digit number you selected at the time of your enrollment. If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com.

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

material link

10K Report

material link

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to

http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:                    M012345678901

From:	SPECIMEN [id@ProxyVote.com]
Sent:	Thursday, December 03, 2009 5:25 PM
To:	Butler, Laurie x51637
Subject:	#ARPREMP09# AIR PRODUCTS AND CHEMICALS, INC. Annual Meeting % Z51155_0_012345678901_0000001%

EXERCISE YOUR RIGHT TO VOTE

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

2010 AIR PRODUCTS AND CHEMICALS, INC. Annual Meeting of Shareholders

MEETING DATE: January 28, 2010

RECORD DATE: November 30, 2009

You received this e-mail because you are an employee of the Company and you are a participant in the Company’s Retirement Savings Plan and/or are a registered shareholder of the Company.

IT IS VERY IMPORTANT THAT YOU VOTE.

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

To access this site, you will need your four digit PIN, which is the last four digits of your Social Security Number.

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

material link

10K Report

material link

If you wish to receive hard copies of the annual meeting materials, you may contact Corporate Secretary’s Office at 610-481-8657.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.